UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2024

PTC Inc.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	0-18059	04-2866152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Seaport Boulevard
Boston, Massachusetts		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 370-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PTC	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

CEO Succession

On February 14, 2024, the Board of Directors of PTC Inc. (“PTC” or the “Company”) appointed Neil Barua, the Company’s CEO-Elect, Chief Executive Officer of the Company. Mr. Barua succeeds James Heppelmann who, as part of the Board of Directors’ CEO succession plan, stepped down from his role as Chief Executive Officer on such date.

Mr. Barua’s professional experience and the material terms of his compensatory arrangements are described in Item 5.02 of PTC’s Current Report on Form 8-K filed on July 26, 2023, and are incorporated herein by reference.

Appointment of Principal Accounting Officer

On February 14, 2024, Alice Christenson, Corporate Vice President, Finance, age 59, was appointed Chief Accounting Officer (principal accounting officer) of the Company. Ms. Christenson will continue to report to Kristian Talvitie, Executive Vice President and Chief Financial Officer of the Company, who will no longer serve as the principal accounting officer.

Ms. Christenson has served as the Company’s Corporate Vice President, Finance, since December 31, 2018, responsible for the Company’s Corporate Controller organization. Ms. Christenson previously served in various other Finance roles since joining the Company in February 2002.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders was held on February 14, 2024. Three proposals were before the meeting:

•
Elect nine directors to serve until the 2025 Annual Meeting of Stockholders;
•
Advisory vote to approve the compensation of our named executive officers (Say-on-Pay);
•
Advisory vote to confirm the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2024.

The votes with respect to the proposals are set forth below.

Elect Nine Directors to Serve until the 2025 Annual Meeting of Stockholders.
	For	Withheld	Broker Non-Votes
Neil Barua	104,825,737	595,445	4,153,561
Mark Benjamin	98,133,660	7,287,522	4,153,561
Janice Chaffin	101,956,588	3,464,594	4,153,561
Amar Hanspal	104,337,069	1,084,113	4,153,561
Michal Katz	103,604,518	1,816,664	4,153,561
Paul Lacy	99,677,154	5,744,028	4,153,561
Corinna Lathan	103,605,434	1,815,748	4,153,561
Janesh Moorjani	103,899,431	1,521,751	4,153,561
Robert Schechter	101,529,414	3,891,768	4,153,561

Advisory vote to approve the compensation of our named executive officers (Say-on-Pay).
For	Against	Abstain	Broker Non-Votes
96,865,993	8,524,531	30,658	4,153,561

Advisory vote to confirm the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm form 2024.
For	Against	Abstain	Broker Non-Votes
98,469,537	11,081,601	23,605	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PTC Inc.

Date:	15 February 2024	By:	/s/Catherine Gorecki
Catherine Gorecki Senior Vice President, Corporate & Securities Counsel, Assistant Secretary